Exhibit 10.5

AMENDMENT FOUR TO THE

GOOGLE SERVICES AGREEMENT ORDER FORM

This is Amendment Four to the Google Services Agreement Order Form (“Amendment Four”) and is entered into as of December 1, 2008 (the “Amendment Four Effective Date”) by and between InfoSpace Sales LLC, a limited liability company formed under the laws of Delaware, with its principal place of business at 601 108th Avenue NE, Suite 1200, Bellevue, WA 98004 (“Customer”), and Google Inc., a Delaware corporation, with its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).

Background

WHEREAS, Customer and Google entered into an Amended and Restated Google Services Agreement (as amended from time to time, the “GSA”) and a Google Services Agreement Order Form (as amended from time to time, the “Order Form”), with Effective Dates of October 1, 2005 (collectively, the “Original Agreement”), pursuant to which Google provides certain Services to Customer; and

WHEREAS, through this Amendment Four, the parties wish to amend the Order Form.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Customer and Google hereby agree that the Order Form shall be amended as of the Amendment One Effective Date as follows:

Terms

1.	Modification of Section 14.2.3. of the Order Form. The parties agree to append the following to the first paragraph of Section 14.2.3 of the Order Form:

“Further, with respect to [*], once [*].”

2.	Miscellaneous. Except as modified by this Amendment Four, the Original Agreement shall remain in full force and effect. This Amendment One may be executed in counterparts, including facsimile counterparts.

IN WITNESS WHEREOF, the parties have executed this Amendment One by their duly authorized representatives as of the Amendment One Effective Date.

GOOGLE INC.		INFOSPACE SALES LLC

By:	/s/ Sanjay Kapoor	By:	/s/ David Binder

Print Name: Sanjay Kapoor		Print Name: David Binder

Title: Sr. Director, Strategic Partnerships		Title: CFO

Date: 12/16/08		Date: 12/16/08

*	Information redacted pursuant to a confidential treatment request by InfoSpace, Inc. under 5 U.S.C. §552(b)(4) and 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2, and submitted separately with the Securities and Exchange Commission.

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